News Release

Contacts:

Integra LifeSciences Holdings Corporation
John B. Henneman, III	Investor Relations:
Executive Vice President,	Angela Steinway
Finance and Administration,	(609) 936-2268
and Chief Financial Officer	angela.steinway@integralife.com
(609) 275-0500
jack.henneman@integralife.com

Integra LifeSciences Reports First Quarter 2013 Financial Results
Results In Line with Preliminary Announcement

Revises 2013 Guidance

Plainsboro, New Jersey, May 2, 2013 - Integra LifeSciences Holdings Corporation (NASDAQ: IART) today reported its financial results for the first quarter ending March 31, 2013. Total revenues for the first quarter were $196.7 million, reflecting an increase of $0.5 million over the first quarter of 2012. Currency exchange rates had a negligible effect on revenues.
The Company reduced its revenue in the quarter by $2.9 million because of product returned in the voluntary recall announced on April 10, 2013, and estimates that it was unable to satisfy customer demand for an additional $6 million to $7 million.
The Company reported GAAP net loss of $4.1 million, or $0.15 per diluted share, for the first quarter of 2013, compared to GAAP net income of $6.7 million, or $0.23 per diluted share, for the first quarter of 2012.
Adjusted net income for the first quarter of 2013, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $10.9 million, or $0.39 per diluted share, compared to adjusted net income of $20.2 million, or $0.71 per diluted share, in the first quarter of 2012.
Integra generated $7.8 million in cash flows from operations and invested $10.9 million in capital expenditures during the quarter.
Adjusted EBITDA for the first quarter of 2013, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $24.3 million, a decrease of 38% compared to $39.0 million achieved in the first quarter last year. Adjusted EBITDA excluding stock-based compensation for the first quarter of 2013, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $26.4 million, a decrease of 36% compared to $41.1 million achieved in the first quarter last year.

Outlook for 2013
The Company now expects full year 2013 revenues of $840 million to $852 million. The Company is revising its expectations for GAAP earnings per diluted share for the full year to between $0.92 and $1.22 and for adjusted earnings per diluted share to between $2.40 and $2.70.
“The recent voluntary product recall and related product shortages created a near-term challenge, driving our outlook for 2013 lower,” said Peter Arduini, Integra's President and Chief Executive Officer. "However, we remain committed to delivering on our long-term strategy, including sustainable margin improvement and accelerating top line growth, and look forward to realizing our growth and margin objectives in the years to come."

In accordance with our usual practice, expectations for financial performance do not include the impact of acquisitions or other strategic corporate transactions that have not yet closed.

In the future, the Company may record, or expects to record, certain additional revenues, gains, expenses or charges as described in the Discussion of Adjusted Financial Measures below that it will exclude in the calculation of adjusted EBITDA and adjusted earnings per share for historical periods and in providing adjusted earnings per share guidance.

Conference Call
Integra has scheduled a conference call for 8:30 AM ET today, Thursday, May 2, 2013 to discuss financial results for the first quarter and forward-looking financial guidance. The conference call will be hosted by Integra's senior management team and will be open to all listeners. Additional forward-looking information may be discussed in a question and answer session following the call.
Access to the live call is available by dialing 719-457-2727 and using the passcode 7359654. The call can also be accessed through a webcast via a link provided on the Investor Relations homepage of Integra's website at investor.integralife.com. Access to the replay is available through May 16, 2013 by dialing 719-457-0820 and using the passcode 7359654. The webcast will also be archived on the website.

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Integra LifeSciences, a world leader in medical technology, is dedicated to limiting uncertainty for surgeons, so they can concentrate on providing the best patient care. Integra offers innovative solutions in orthopedic extremity surgery, neurosurgery, spine surgery, and reconstructive and general surgery. For more information, please visit www.integralife.com

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflect the Company's judgment as of the date of this release. Forward-looking statements include, but are not limited to, statements concerning future financial performance, including projections for revenues, GAAP and adjusted net (loss)/income, GAAP and adjusted (loss)/earnings per diluted share, non-GAAP adjustments such as global enterprise resource planning (“ERP”) system implementation charges, certain expenses associated with product recalls, acquisition-related charges, non-cash amortization of imputed interest for convertible debt, intangible asset amortization, and income tax expense (benefit) related to non-GAAP adjustments. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to: the Company's ability to execute its operating plan effectively, the Company's ability to manufacture and ship sufficient quantities of its products to meet its customers' demand; global macroeconomic conditions; continued weakness in sales outside of the U.S.; the Company's ability to manage its direct sales channels effectively; the Company's ability to maintain relationships with customers of acquired entities;

physicians' willingness to adopt and third-party payors' willingness to provide reimbursement for the Company's recently launched and planned products; initiatives launched by the Company's competitors; downward pricing pressures for customers; the Company's ability to secure regulatory approval for products in development; the Company's ability to remediate quality systems violations; fluctuations in hospital spending for capital equipment; the Company's ability to comply with and obtain approvals for products of human origin and comply with recently enacted regulations regarding products containing materials derived from animal sources; difficulties in controlling expenses, including costs to procure and manufacture our products; the impact of changes in management or staff levels; the Company's ability to integrate acquired businesses; the Company's ability to leverage its existing selling organizations and administrative infrastructure; the Company's ability to increase product sales and gross margins, and control non-product costs; the amount and timing of acquisition and integration related costs; the geographic distribution of where the Company generates its taxable income; the effect of legislation effecting healthcare reform in the United States; fluctuations in foreign currency exchange rates; the amount of our convertible notes and bank borrowings outstanding and other factors influencing liquidity; and the economic, competitive, governmental, technological and other risk factors and uncertainties identified under the heading “Risk Factors” included in Item 1A of Integra's Annual Report on Form 10-K for the year ended December 31, 2012 and information contained in subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Discussion of Adjusted Financial Measures
In addition to our GAAP results, we provide adjusted revenues, adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA excluding stock-based compensation, adjusted net income and adjusted earnings per diluted share. Adjusted revenues consist of growth in total revenues excluding the effects of currency exchange rates on the current period's revenues. The various measures of adjusted EBITDA consist of GAAP net (loss)/income, excluding: (i) depreciation and amortization, (ii) other income (expense), (iii) interest income and expense, (iv) income taxes, (v) those operating expenses also excluded from adjusted net income and, as appropriate (vi) stock-based compensation expense. The measure of adjusted net income consists of GAAP net (loss)/income, excluding: (i) manufacturing facility remediation costs; (ii) global ERP implementation charges; (iii) facility optimization charges; (iv) certain employee termination charges; (v) discontinued product lines charges; (vi) acquisition-related charges; (vii) impairment charges; (viii) certain expenses associated with product recalls; (ix) convertible debt non-cash interest; (x) intangible asset amortization expense; and (xi) income tax impact from adjustments and other items. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. Because the Company reported a GAAP net loss in the first quarter of 2013, the calculation of GAAP diluted weighted average shares outstanding for the first quarter of 2013 excludes the effects of stock options and unvested restricted stock, as the effect of these equity awards would be anti-dilutive. The Company included the dilutive effects of these equity awards in the calculation of adjusted diluted weighted average shares outstanding used to calculate adjusted earnings per diluted share for the first quarter of 2013 because their effects are dilutive in relation to adjusted net income.
Reconciliations of GAAP revenues to adjusted revenues for the quarter ended March 31, 2013 and GAAP net (loss)/income to adjusted EBITDA, adjusted EBITDA excluding stock-based compensation and adjusted net income, and GAAP (losses)/earnings per diluted share to adjusted earnings per diluted share for the quarters ended March 31, 2013 and 2012 appear in the financial tables in this release.
Integra believes that the presentation of adjusted revenues and the various adjusted EBITDA, adjusted net income, and adjusted earnings per diluted share measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. For further information regarding why Integra believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form

8-K regarding this earnings press release filed today with the Securities and Exchange Commission. This Current Report on Form 8-K is available on the SEC's website at www.sec.gov or on our website at www.integralife.com.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012
Total revenues	$196,652	$196,185

Costs and expenses:
Cost of goods sold	80,268	74,675
Research and development	12,716	11,912
Selling, general and administrative	100,161	87,411
Intangible asset amortization	3,551	4,720
Total costs and expenses	196,696	178,718

Operating (loss)/income	(44)	17,467

Interest income	63	378
Interest expense	(4,800)	(7,929)
Other income (expense), net	(974)	(323)
(Loss)/Income before income taxes	(5,755)	9,593

Income tax (benefit)/expense	(1,705)	2,900
Net (loss)/income	$(4,050)	$6,693

Diluted net (loss)/income per share	$(0.15)	$0.23
Weighted average common shares outstanding for diluted net (loss)/income per share	27,796	28,488

Segment revenues and growth in total revenues excluding the effects of currency exchange rates are as follows:
(In thousands)

	Three Months Ended March 31,
	2013	2012	Change
U.S. Neurosurgery	$38,996	$40,183	(3.0)%
U.S. Instruments	36,948	37,994	(2.8)%
U.S. Extremities	31,361	26,587	18.0%
U.S. Spine & Other	43,548	44,810	(2.8)%
International*	45,799	46,611	(1.7)%
Total Revenue	$196,652	$196,185	0.2%

Impact of changes in currency exchange rates	$239	—
Total revenues excluding the effects of currency exchange rates	$196,891	$196,185	0.4%

*The International segment revenues reflect sales that are actively managed by our International division. This does not constitute all recorded sales outside the U.S., as some Instrument and Private Label product sales in those regions are managed by their respective U.S. divisions.

Items included in GAAP net (loss)/income and location where each item is recorded are as follows:
(In thousands)
Three Months Ended March 31, 2013

Item	Total Amount	COGS(a)	SG&A(b)	Amort.(c)	Interest Exp(Inc)(d)	Tax(e)
Manufacturing facility remediation costs	$2,125	$1,843	$282	$—	$—	$—
Certain expenses associated with product recalls	1,279	1,279	—	—	—	—
Global ERP implementation charges	6,149	—	6,149	—	—	—
Facility optimization charges	3,408	1,061	2,347	—	—	—
Acquisition-related charges	388	318	70	—	—	—
Convertible debt non-cash interest	1,610	—	—	—	1,610	—
Intangible asset amortization expense	5,204	1,653	—	3,551	—	—
Estimated income tax impact from adjustments and other items	(5,251)	—	—	—	—	(5,251)
Depreciation expense*	5,825
Stock-based compensation expense	2,072

*For the period ending March 31, 2013, “Depreciation expense” excludes $360 already included in “Facility optimization charges” above.

a)	COGS - Cost of goods sold

b)	SG&A - Selling, general and administrative

c)	Amort. - Intangible asset amortization

d)	Interest (Inc)Exp - Interest (income) expense, net

e)	Tax - Income tax expense

Three Months Ended March 31, 2012
(in thousands)

Item	Total Amount	COGS (a)	SG&A (b)	Amort. (c)	Interest Exp(Inc) (d)	Tax (e)
Global ERP implementation charges	$3,669	$—	$3,669	$—	$—	$—
Facility optimization charges	1,636	1,231	405	—	—	—
Certain employee termination charges	501	—	501	—	—	—
Discontinued product lines charges	835	835	—	—	—	—
Acquisition-related charges	702	702	—	—	—	—
Manufacturing facility remediation costs	1,635	1,635	—	—	—	—
Impairment charges	141	141	—	—	—	—
Convertible debt non-cash interest	3,528	—	—	—	3,528	—
Intangible asset amortization expense*	6,400	1,679	—	4,721	—	—
Estimated income tax impact from adjustments and other items	(5,584)	—	—	—	—	(5,584)
Depreciation expense	6,035
Stock-based compensation expense	2,070

*For the period ending March 31, 2012, "Intangible asset amortization expense" excludes $141 already included in "impairment charges" above.

a)	COGS - Cost of goods sold

b)	SG&A - Selling, general and administrative

c)	Amort. - Intangible asset amortization

d)	Interest (Inc)Exp - Interest (income) expense, net

e)	Tax - Income tax expense

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS - GAAP NET (LOSS)/INCOME TO ADJUSTED EBITDA AND ADJUSTED EBITDA EXCLUDING STOCK-BASED COMPENSATION
(UNAUDITED)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012

GAAP net (loss)/income	$(4,050)	$6,693
Non-GAAP adjustments:
Depreciation and intangible asset amortization expense	11,029	12,435
Other (income) expense, net	974	323
Interest (income) expense, net	4,737	7,551
Income tax expense (benefit)	(1,705)	2,900
Manufacturing facility remediation costs	2,125	1,635
Global ERP implementation charges	6,149	3,669
Certain expenses associated with product recalls	1,279	—
Facility optimization charges	3,408	1,636
Certain employee termination charges	—	501
Discontinued product lines charges	—	835
Acquisition-related charges	388	702
Impairment charges	—	141

Total of non-GAAP adjustments	28,384	32,328
Adjusted EBITDA	$24,334	$39,021

Stock-based compensation	2,072	2,070

Adjusted EBITDA excluding stock-based compensation	$26,406	$41,091

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS - GAAP NET (LOSS)/INCOME TO MEASURES OF ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE
(UNAUDITED)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012

GAAP net (loss)/income	$(4,050)	$6,693
Non-GAAP adjustments:
Manufacturing facility remediation costs	2,125	1,635
Global ERP implementation charges	6,149	3,669
Certain expenses associated with product recalls	1,279	—
Facility optimization charges	3,408	1,636
Certain employee termination charges	—	501
Discontinued product lines charges	—	835
Acquisition-related charges	388	702
Impairment charges	—	141
Convertible debt non-cash interest	1,610	3,528
Intangible asset amortization expense	5,204	6,400
Estimated income tax impact from adjustments and other items	(5,251)	(5,584)

Total of non-GAAP adjustments	14,912	13,463
Adjusted net income	$10,862	$20,156

Adjusted diluted net income per share	$0.39	$0.71
Weighted average common shares outstanding for diluted net loss per share	27,796	28,488

Non-GAAP adjustment for dilutive effects of equity awards	414	—

Weighted average common shares outstanding for adjusted diluted net income per share	28,210	28,488

CONDENSED BALANCE SHEET DATA
(UNAUDITED)

(In thousands)

	March 31,	December 31,
	2013	2012

Cash and cash equivalents	$89,691	$96,938
Accounts receivable, net	111,944	114,916
Inventory, net	179,558	171,806

Bank line of credit	321,875	321,875
Convertible securities	199,511	197,672

Stockholders' equity	509,889	517,775

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
RECONCILIATION OF NON-GAAP ADJUSTMENTS - GUIDANCE

(In thousands, except per share amounts)

	Recorded Year to Date	Projected Year Ended
	March 31, 2013	December 31, 2013
		Low	High
GAAP net (loss)/income	$(4,050)	$25,891	$34,391
Non-GAAP adjustments:
Manufacturing facility remediation costs	2,125	6,760	6,760
Global ERP implementation charges	6,149	18,310	18,310
Certain expenses associated with product recalls	1,279	1,279	1,279
Facility optimization charges	3,408	12,860	12,860
Acquisition-related charges	388	1,480	1,480
Convertible debt non-cash interest	1,610	6,430	6,430
Intangible asset amortization expense	5,204	19,355	19,355
Estimated income tax impact from adjustments and other items	(5,251)	(24,765)	(24,765)

Total of non-GAAP adjustments	14,912	41,709	41,709
Adjusted net income	$10,862	$67,600	$76,100

GAAP diluted net (loss)/income per share	$(0.15)	$0.92	$1.22
Non-GAAP adjustments detailed above (per share)	$0.54	$1.48	$1.48
Adjusted diluted net income per share	$0.39	$2.40	$2.70

Weighted average common shares outstanding for diluted net (loss)/income per share	27,796	28,200	28,200
Non-GAAP adjustment for dilutive effects of equity awards	414	—	—

Weighted average common shares outstanding for adjusted diluted net income per share	28,210	28,200	28,200

Items included in GAAP net income guidance and location where each item is expected to be recorded is as follows:
(In thousands)
Projected Year Ended December 31, 2013

Item	Total Amount	COGS	SG&A	Amort.	Interest Exp(Inc)	Tax
Manufacturing facility remediation costs	$6,760	$6,380	$380	$—	$—	$—
Global ERP implementation charges	18,310	—	18,310	—	—	—
Certain expenses associated with product recalls	1,279	1,279	—	—	—	—
Facility optimization charges	12,860	8,510	4,350	—	—	—
Acquisition-related charges	1,480	1,413	70	—	—	—
Convertible debt non-cash interest	6,430	—	—	—	6,430	—
Intangible asset amortization expense	19,355	6,675	—	12,680	—	—
Estimated income tax impact from adjustments and other items	(24,765)	—	—	—	—	(24,765)

Source: Integra LifeSciences Holdings Corporation